UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2019 (August 2, 2019)

AMPLIFY ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	82-1326219
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1700 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 2, 2019, Amplify Energy Corp. (“Amplify”) held a Special Meeting of Stockholders (the “Special Meeting”) in Houston, Texas to consider certain proposals related to the Agreement and Plan of Merger, dated as of May 5, 2019, by and among Midstates Petroleum Company, Inc. (“Midstates”), Midstates Holdings, Inc., a direct wholly owned subsidiary of Midstates (“Merger Sub”), and Amplify (the “Merger Agreement”), which provides, among other things and subject to the terms and conditions set forth therein, that (i) Merger Sub will merge with and into Amplify, with Amplify surviving the merger as a wholly owned subsidiary of Midstates and (ii) immediately thereafter, as part of the same transaction, Amplify will merge with and into a wholly owned subsidiary of Midstates, with such subsidiary continuing as the surviving entity (the “Merger”). Prior to the Special Meeting, Amplify delivered a joint proxy statement/prospectus (the “Proxy Statement”) to its stockholders describing the Special Meeting, the Merger and related information. The Proxy Statement was filed with the U.S. Securities and Exchange Commission on June 28, 2019.

As of the close of business on June 28, 2019, the record date for the Special Meeting, there were 22,305,256 shares of Amplify common stock outstanding. Each outstanding share of Amplify common stock entitled its holder of record to one vote on each matter to be considered at the Special Meeting. At the Special Meeting, 16,853,392 shares of Amplify common stock were represented in person or by proxy, which constituted a quorum to conduct business at the Special Meeting.

The following are the final voting results on the proposals considered and voted upon at the Special Meeting, each of which is more fully described in the Proxy Statement.

Merger Agreement Proposal: to approve the adoption of the Merger Agreement.

Amplify’s stockholders approved the Merger Agreement. The voting results were as follows:

For	Against	Abstain
15,929,401	923,538	453

Advisory Compensation Proposal: to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Amplify’s named executive officers in connection with the Merger.

The compensation that may be paid or become payable to Amplify’s named executive officers in connection with the Merger was approved, on an advisory basis, as follows:

For	Against	Abstain
15,867,715	960,023	25,654

Item 7.01.	Regulation FD Disclosure.

On August 2, 2019, the Company issued a press release announcing stockholder approval of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2019	AMPLIFY ENERGY CORP.

	By:	/s/ Martyn Willsher
		Name:	Martyn Willsher
		Title:	Senior Vice President and Chief Financial Officer